UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: May 9, 2016

DraftDay Fantasy Sports, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed by DraftDay Fantasy Sports, Inc. (the “Company”) in a Form 8-K filed on March 18, 2015, Sillerman Investment Company III, LLC (“SIC III”), an affiliate of Robert F.X. Sillerman, our Executive Chairman and Chief Executive Officer of the Company, purchased 7,000 shares of the Company’s Series C Preferred Stock. As of May 9, 2016, SIC III owned 10,000 shares of Series C Preferred Stock.
On May 9, 2016 (the “Exchange Date”), the Company and SIC III entered into a Subscription Agreement pursuant to which SIC III subscribed for 22,580,645 shares of the Company’s common stock at a price of $0.31 per share. Accordingly, the aggregate purchase price for such shares was $7,000,000.00.
The Company and SIC III agreed that SIC III would pay the purchase price for such shares by exchanging 7,000 shares of the Company’s Series C Preferred Stock owned by SIC III for the common shares (the “Exchange”).

The effectiveness of the Exchange is subject to receipt of an opinion as of the Exchange Date by an independent valuation expert that the Exchange is fair and confirmation by the Company’s auditors that the Exchange will not lead to a compensation charge.

If the Exchange becomes effective, Mr. Sillerman and his affiliate will own more than 50% of the outstanding shares of the Company’s common stock.

The shares of the Company’s common stock issued to SIC III were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereunder and Rule 506 of Regulation D promulgated thereunder.

The foregoing description of the Subscription Agreement and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by, reference to the form of the Subscription Agreement attached hereto as Exhibit 10.1 and incorporated therein by reference.

16b-3 Approvals

The Board of Directors also unanimously approved for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, the transaction described in the foregoing section.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As reported on the Company’s Current Report on Form 8-K filed May 3, 2016, the Company entered into a Secured Revolving Loan (the “Secured Revolving Loan”) with Sillerman Investment Company VI, LLC on April 29, 2016. On May 12, 2016, the Company borrowed an additional $130,000 under the Secured Line of Credit. A total of $305,000 has been advanced under the Secured Line of Credit.

The terms of the Secured Line of Credit are set forth in such Form 8-K and are hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this item is incorporated by reference from Item 1.01 above.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Subscription Agreement, dated as of May 9, 2016, by and between DraftDay Fantasy Sports, Inc. and Sillerman Investment Company III LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTDAY FANTASY SPORTS, INC.

Date: May 13, 2016	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President